UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 9, 2014

SEVCON, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-9789	04-2985631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 Northboro Road Southborough, MA	01772
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (508) 281-5510

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On December 9, 2014, the Registrant issued a press release announcing financial results for the fourth fiscal quarter and fiscal year ended September 30, 2014. A copy of such press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein in its entirety.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits
99.1	Press Release issued by the Registrant on December 9, 2014 is furnished herewith.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEVCON, INC. (Registrant)
December 9, 2014 (Date)	/s/ RAYMOND J. THIBAULT JR. Raymond J. Thibault Jr. Assistant Treasurer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release issued by the Registrant on December 9, 2014.